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                                                                    Exhibit 10.5




Corixa Corporation
1124 Columbia Street
Suite 200
Seattle, WA  98104 USA
(206) 754-5711 Voice
(206) 754-5715 Fax

VIA FACSIMILE AND COURIER

May 22, 1998

Jane Smith, Ph.D.
Technology Acquisitions Manager
D-9RK AP6C2
Abbott Laboratories
100 Abbott Park Road
Abbott Park, IL   60064-3500

RE:    LICENSE, DEVELOPMENT AND SUPPLY AGREEMENT, DATED AS OF JULY 24, 1997,
BETWEEN ABBOTT LABORATORIES AND CORIXA CORPORATION (THE "LICENSE AGREEMENT").

Dear Jane:

In connection with a recent review of the License Agreement, we have determined that it would be in Corixa's best interest to modify the notice provision in
Section 13.5 from sixty (60) days to forty five (45) days. If this modification is acceptable, please have this letter countersigned by a duly authorized representative of Abbott and returned to my attention by facsimile with original to follow.


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We appreciate your cooperation in this matter.

Best regards,

Mark McDade

/s/ Mark McDade
Chief Operating Officer

ACKNOWLEDGED AND AGREED

ABBOTT LABORATORIES

By:  /s/ Jay B. Johnson
Its: Vice President